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                       HOME SECURITY INTERNATIONAL INC.
                             SPEAKEASY PTY LIMITED
                             BRADLEY DAVID COOPER






                       CONSULTANCY ENGAGEMENT AGREEMENT











                           Kevin Munro & Associates
                                  Solicitors
                             Level 6, Kelco House
                                364 Kent Street
                                SYDNEY NSW 2000

                             Telephone:  9290.3838
                             Facsimile:  9290.3737
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                               TABLE OF CONTENTS



1.   DEFINITIONS

2.   APPOINTMENT

3.   CONSULTANT'S DUTIES

4.   THE CONSULTANT'S FEE

5.   OPTIONS

6.   BONUS

7.   EMPLOYEE'S LEAVE

8.   PERFORMANCE OF CONSULTANT'S DUTIES

9.   CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY

10.  ASSIGNMENT OF INTELLECTUAL PROPERTY

11.  TERMINATION

12.  EARLY TERMINATION

13.  WHAT HAPPENS AFTER TERMINATION OF CONSULTANT'S ENGAGEMENT

14.  RESTRAINT ON THE CONSULTANT'S CONDUCT

15.  INDEPENDENT CONTRACTOR

16.  COMPLIANCE

17.  SEVERABILITY

18.  WAIVER

19.  NOTICE
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20.  GOVERNING LAW

21.  ENTIRE AGREEMENT

22.  ALTERATION

23.  THIS AGREEMENT IS CONFIDENTIAL

24.  HEADINGS
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                        CONSULTANT ENGAGEMENT AGREEMENT


AGREEMENT dated                                                        1997

BETWEEN: HOME SECURITY INTERNATIONAL, INC., a company incorporated in Delaware, United States of America, and having its registered office at
          [          ] ("Company")

AND: SPEAKEASY PTY LIMITED ACN 063 680 599 as trustee for the SPEAKEASY UNIT TRUST of c/- Bedford Titley, 45 Hume Street, Crows Nest, New South Wales, Australia ("Consultant")

AND: BRADLEY DAVID COOPER of 28 Coronation Avenue, Mosman, New South Wales, Australia ("Nominated Person")

RECITALS

A. The Company has offered to engage the Consultant on the terms of this Agreement and the Consultant has accepted that offer.

B. The Nominated Person has agreed to guarantee the performance by the Consultant of its obligations under this Agreement.

AGREEMENT

1.   DEFINITIONS

1.1  In this Agreement:

     "Confidential Information" means all confidential information including, but not limited to trade secrets and confidential know-how of which the Consultant becomes aware or generates (both before and after the day this Agreement is signed) in the course of, or in connection with, employment with the Company, its Subsidiaries and predecessors.

     "External Businesses" means any businesses or other commercial activities engaged in by the Consultant otherwise then in the course of his engagement under this Agreement.

     "HSI Dealer" means any dealer, distributor or agent appointed by the Company (or any subsidiary of the company) from time to time to promote the sales, installation and/or service of the SecurityGuard Product.

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                                       2



     "HSI Group" means the Company and its wholly owned subsidiaries.

     "HSI Group Company" means a member of the HSI Group.

     "Intellectual Property Rights" means all intellectual property rights including without limitation:

     (a) patents, copyright, registered design, trademarks and the right to have confidential information kept confidential; and

     (b) any application or right to apply for registration of any of those rights.

     "Sale" means the sale by an HSI Dealer of a SecurityGuard product to a member of the public where the product has not been returned by the consumer, nor has there been a refund of the price paid for the Security Guard product.

     "Securityguard Product" means the home security alarm devices which at the date of this agreement are manufactured by Ness Security Products Pty Limited and known as "SecurityGuard" and SecurityGuard II".

     "Fee" means the benefits due under clause 4.1 from time to time.

1.2  In this Agreement, unless the contrary intention appears:

     (a)  the singular includes the plural and vice versa;

     (b) a reference to a clause or schedule is a reference to a clause or schedule to this Agreement and a reference to this Agreement includes an schedules;

     (c) a reference to a document or agreement, including this Agreement, includes a reference to that document or agreement as novated, altered or replaced from time to time;

     (d)  a reference to "$" is a reference to Australian currency; and

     (e) a reference to writing includes typewriting, printing, photocopying and any other method of representing words, figures or symbols in a permanent visible form.

2.   APPOINTMENT

2.1  The Company must engage the Consultant.

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                                       3


2.2 The Consultant's engagement will commence immediately following the successful completion of the float of HSI.

3.   CONSULTANT'S DUTIES

3.1  The Consultant must:

     (a) perform to the best of the Consultant's abilities and knowledge the duties assigned to the Consultant by the Company from time to time, whether during or outside the Company's normal business hours;

     (b)  use all reasonable efforts to promote the interest of the Company;

     (c)  act in the Company's best interests;

     (d)  comply with all policies of the Company in place from time to time;

     (e) comply with all law applicable to the Consultant's engagement and the duties assigned to the Consultant;

     (f) report to the person or persons nominated by the Company from time to time;

     (g) perform services in connection with any subsidiaries of the Company as directed anywhere throughout the world;

     (h) if required by the Company, enter into a similar engagement with an HSI Group Company, either exclusively or in conjunction with engagement by the Company; and

     (i) be wholly responsible for the payment of its own taxes and for PAYE tax deductions from the salary (if any) paid by the Consultant to any employee of the Consultant and for any superannuation, workers' compensation, long service leave, holiday pay, sick leave or other entitlement of any employee.

3.2 Without limiting the Consultant's duties to the Company, the Consultant must not:

     (a)  act in conflict with the Company's best interests; or

     (b)  compete with the Company.

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                                       4

3.3 The Consultant may spend a reasonable amount of time on a weekly basis working on the External Businesses. If the Consultant is not performing its obligations under clauses 3.1 and 3.2 to the satisfaction of the board of the company because of its rights under this clause 3.3 then the board of the Company may review the time spent by the consultant working on the External Businesses.

4.   THE CONSULTANT'S FEE

4.1 The Company must pay the Consultant a fee of US $700,000 per annum which is to be paid monthly.

4.2 For the avoidance of doubt, the Company is not obliged to pay or reimburse the Consultant for any out of pocket expenses incurred by the Consultant in relation to the business of the Company or otherwise.

4.3 The Company must review the Fee not less than once each year and may vary the Fee following that review.

4.4 The Consultant's Fee set out in clause 4.1 is inclusive of any payments required to be made by the Company pursuant to any applicable legal, statutory or regulatory requirement arising from services performed by the Consultant in accordance with this Agreement in any jurisdiction in which the Consultant is required to work.

4.5 The Company may, and if requested by the Consultant, the Company must set off against the Fee any or all interest which has become due to the Company by the Consultant on a loan made by the Company to the Consultant in respect of the 95% of the allotment price for the 250,000 shares in the Company allotted to the Consultant.


5.   OPTIONS

     The consultant may be issued with options in accordance with Schedule 1.

6.   BONUS

     The Company may pay a bonus to the Consultant in accordance with Schedule
     2. The Company may pay a bonus to the Consultant in accordance with
     Schedule 3.

7.   EMPLOYEE'S LEAVE

     The Company consents to the Consultant granting any employee leave in accordance with applicable law.

8.   PERFORMANCE OF CONSULTANT'S DUTIES

8.1 The Company consents to the Consultant granting any employee of the Consultant up to 10 days' paid sick leave each year if such employee is unable to perform the Consultant's duties due to illness or injury.


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8.2  If the Consultant is unable to perform the Consultant's duties:

     (a) for a period of less than three months in any one period of 52 consecutive weeks, the Consultant's engagement under this Agreement will continue but the Company is not obliged to remunerate the Consultant in accordance with Clause 4.1; or

     (b) for equal to or more than three months in any one period of 52 consecutive weeks, the Company may terminate this Agreement by giving the Consultant in addition to the Fee received or earned until that point in accordance with Clause 4.1 an amount equal to the Fee received or earned by the Consultant during the three month period immediately preceding termination.

8.3 The Consultant acknowledges that the Consultant is not entitled to any payment from the Company if this Agreement is terminated under Clause 8.2 except for:

     (a) any remuneration due under Clause 4 but unpaid at the date of the termination;

     (b)  any amount required under Clause 11.1 to be paid;

     (c) any amount required under applicable law to be paid, less any amount required to be paid under Clause 11.1.

9.   CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY

9.1 The Consultant may use Confidential Information solely for the purpose of performing the Consultant's duties with the Company.

9.2 The Consultant must keep confidential all Confidential Information but may disclose Confidential Information:

     (a)  to persons who:

          (i) are aware and agree that the Confidential Information must be kept confidential; or

          (ii) have signed any confidentiality agreement required by the Company from time to time,

          and either:

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          (iii)  have a need to know relative to the running to the Business
                 (and only to the extent that each has a need to know); or

          (iv) have been approved by the person or persons nominated by the Company from time to time;

     (b) that the Consultant is required to disclose in the course of the Consultant's duties with the Company;

     (c) that was public knowledge when this Agreement was signed or became so at a later date (other than as a result of a breach of confidentiality by the Consultant); or

     (d)  that the Consultant is required by law to disclose.

9.3 The Consultant must provide assistance reasonably requested by the Company in relation to any proceedings the Company may take against any person for unauthorized use, copying or disclosure of Confidential Information.

10.  ASSIGNMENT OF INTELLECTUAL PROPERTY

10.1 The Consultant:

     (a) presently assigns to the Company all existing and future Intellectual Property Rights in all inventions, models, designs, drawings, plans, software, reports proposals and other materials created or generated by the Consultant (whether alone or with the Company, its other employees or contractors) for use by the Company; and

     (b) acknowledges that by virtue of this clause all such existing rights are vested in the Company and, on their creation, all such future rights will vest in the Company.

10.2 The Consultant must do all things reasonably requested by the Company to enable the Company to assure further the rights assigned under CLAUSE 10.1.

11.  TERMINATION

11.1 Subject to CLAUSES 8.3 and 12, the Consultant's engagement may be terminated after three years from the date of commencement of the Consultant's engagement under this agreement:
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                                       7

     (a)  by the Consultant giving to the Company three months' notice; or

     (b)  by the Company giving to the Consultant three months' notice.

11.2 The Consultant's engagement may be terminated by the Company at any time without notice if the Consultant:

     (a)  disobeys a lawful direction of the Company;

     (b)  is guilty of other serious misconduct;

     (c)  breaches CLAUSE 9;

     (d) other than CLAUSE 9, breaches any other material provision of this Agreement including CLAUSES 3.1 or 3.2.

     (e)  is found guilty by a court of a criminal offence.

11.3 Termination under this clause does not affect any accrued rights or remedies of either party.

12.  EARLY TERMINATION

     If the Consultant's engagement is terminated for any reason other than those detailed in CLAUSES 11.1 AND 11.2 the Consultant agrees that:

     (a) the Company may terminate this Agreement by giving to the Consultant in addition to the Fee received or earned until that point in accordance with CLAUSE 4.1, an amount equal to the Fee received or earned by the Consultant during the 12 month period immediately preceding termination.

     (b) the Consultant is not entitled to any payment from the Company except for:

          (i) any remuneration due under CLAUSE 4 but unpaid at the date of the termination; and

          (ii) any amount required under applicable law to be paid, less any amount paid under CLAUSE 12(A).

13.  WHAT HAPPENS AFTER TERMINATION OF CONSULTANT'S ENGAGEMENT
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                                       8

13.1 If the Consultant's engagement is terminated for any reason:

     (a) the Company may set off any amounts the Consultant owes the Company against any amounts the Company owes the Consultant at the date of termination except for amounts the Company is not entitled by law to set off.

     (b) the Consultant must return all the Company's property (including property leased by the Company) to the Company on termination including all written or machine readable material, software, computers, credit cards, keys and vehicles;

     (c) the Consultant's obligations under CLAUSE 9 continue after termination except in respect of information that is part of the Consultant's general skill or knowledge; and

     (d) the Consultant must not record any Confidential Information in any form after termination.

14.  RESTRAINT ON THE CONSULTANT'S CONDUCT

14.1 During the Restraint Period after termination of the Consultant's engagement, the Consultant must not in any area in which the Company has operated during the preceding 24 months or to the Consultant's knowledge intends to operate in the ensuing 24 months:

     (a) engage in or prepare to engage in any business or activity that is the same or similar to that part or parts of the business carried on by the Company in which the Consultant was engaged at any time during the Consultant's last 24 months with the Company; or

     (b) solicit, canvass, approach or accept any approach from any person who was at any time during the Consultant's last 24 months with the Company a client of the Company in that part or parts of the business carried on by the Company in which the Consultant was engaged with a view to obtaining the custom of that person in a business that is the same or similar to the business conducted by the Company; or

     (c) interfere with the relationship between the Company and its customers, employees or suppliers; or

     (d) induce or assist in the inducement of any employee of the Company to leave their employment.
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                                       9

14.2 In clause 14.1, the "Restraint Period" means:

     (a)  12 months after termination of the Consultant's engagement;

     (b)  9 months after termination of the Consultant's engagement;

     (c)  6 months after termination of the Consultant's engagement;

14.3 Clause 14.1 has the effect of several separate and individual covenants and restraints consisting of each separate covenant and restraint set out in clause 14.1 combined with each separate period of time set out in clause 14.2.

14.4 If any of the several separate and independent covenants and restraints referred to in clause 14.3 are or become invalid or unenforceable for any reason, then that invalidity or unenforceability will not affect the validity of enforceability of any of the other separate and independent covenants and restraints.

14.5 In clause 14.1 "engage in" means to participate, assist or otherwise be directly or indirectly involved as a member, shareholder, unitholder, director, consultant, advisor, contractor, principal, agent, manager, employee, beneficiary, partner, associate, trustee or financier.

14.6 The Company may require the Consultant to provide evidence confirming to the satisfaction of the Company that the Consultant is not in breach of this clause.

14.7 The Consultant acknowledges that each restriction specified in clause
     14.1 is in the circumstances reasonable and necessary to protect the Company's legitimate interests.

15.  INDEPENDENT CONTRACTOR

     The Consultant is an independent contractor and shall not in relation to or on behalf of any other party or any of its products or services:

     (a) be, or hold itself out to be, an agent, employee, partner, joint venturer or otherwise associated;

     (b) have, or hold itself out as having, the authority to pledge the credit of any other party;

     (c) accept orders, otherwise contractually bind or enter into any agreement or arrangement; or
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                                      10


     (d) make any representation or statement, express or implied, whether oral or in writing.

16.  COMPLIANCE

     The exercise of or compliance with any discretion, right or obligation under this Agreement is subject to compliance with any discretion, right or obligation under this Agreement is subject to compliance with all applicable laws.

17.  SEVERABILITY

     Part or all of any clause of this Agreement that is illegal or unenforceable will be severed from this Agreement and the remaining provisions of this Agreement continue in force.

18.  WAIVER

     The failure of either party at any time to insist on performance of any provision of this Agreement is not a waiver of its right at any later time to insist on performance of that or any other provision of this Agreement.

19.  NOTICE

19.1 A party giving notice under this Agreement must do so in writing.

19.2 A notice given in accordance with clause 19.1 is to be received if:

     (a)  hand delivered, on delivery;

     (b)  sent by prepaid post, 3 days after the date of posting;

     (c) sent by telex, when the machine on which the telex is transmitted receives at the end of transmission, the answerback code of the recipient informs the sender that it has not received the entire notice;

     (d) sent by facsimile, when the sender's facsimile system generates a message confirming successful transmission of the total number of pages of the notice unless, within 8 Business Hours after that transmission, the recipient informs the sender that it has not received the entire notice.

20.  GOVERNING LAW
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                                      11

     This Agreement is governed by the law applicable in the United States of America and the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts of the United States of America.

21.  ENTIRE AGREEMENT

     This Agreement (including its schedules):

     (a) constitutes the entire agreement between the parties as to its subject matter; and

     (b) in relation to that subject matter, supersedes any prior understanding or agreement between the parties and any prior condition, warranty, indemnity or representation imposed, given or made by a party.
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                                      12

22.  ALTERATION

     This Agreement (including its schedules) may only be altered in writing signed by each party.

23.  THIS AGREEMENT IS CONFIDENTIAL

     The terms of this Agreement and any subsequent amendments are confidential and may not be disclosed by the Consultant or Nominated Person to any other person, other than for the purpose of obtaining professional legal or accounting advice, without the written approval of the Company.

24.  HEADINGS

     Headings are for ease of reference only and do not affect the meaning of this Agreement.
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                                      13

                        SCHEDULE 1 - Options (Clause 5)


As determined by resolution of the Board of Directors from time to time pursuant to the terms and conditions of the Company's Executive Option Plan.



                         SCHEDULE 2 - Bonus (Clause 6)

10% of the audited net profit of the HSI Group after tax. The bonus is to be paid monthly, calculated on the basis of net profits after tax, as disclosed in the monthly management accounts of the HSI Group. If when the audited accounts of the HSI Group are released and the amount actually paid in the preceding 12 months is more or less than 10% of the audited net profit of the HSI Group after tax as per those annual accounts, then the parties must within 30 days of release of those accounts make the necessary adjustment between them to reduce or increase the amount actually paid to equal 10% of the audited net profit of the HSI Group after tax.



                         SCHEDULE 3 - Bonus (Clause 6)


As determined by a resolution of the Board of Directors of the Company.
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                                      14

EXECUTED as an Agreement.
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
THE COMMON SEAL OF HOME                                )
SECURITY INTERNATIONAL INC. was                        )
duly affixed to this document by the                   )
authority of the Board of Directors in the             )
presence of:                                           )
                                                       )
__________________________________                     )        _________________________________
Signature of Secretary                                 )        Signature of Director
                                                       )
__________________________________                     )        _________________________________
Name of Secretary - please print                       )        Name of Director - please print



THE COMMON SEAL of SPEAKEASY                           )
PTY LIMITED was duly affixed to this                   )
document by the authority of the Board of              )
Directors in the presence of:                          )
                                                       )
___________________________________                    )        _________________________________
Signature of Secretary                                 )        Signature of Director
                                                       )
___________________________________                    )        _________________________________
Name of Secretary - please print                       )        Name of Director - please print


SIGNED SEALED AND DELIVERED by                         )
BRADLEY DAVID COOPER in the                            )
presence of:                                           )
                                                       )
____________________________________                   )        _________________________________
Signature of Witness                                   )
                                                       )
____________________________________                   )
Name of Witness - please print                         )
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